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Exhibit 10.2

CERTIFICATION OF PERIODIC REPORT

        This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the annual report on Form 20-F (the "Form 20-F") for the year ended December 31, 2002 of Preem Holdings AB (publ) (the "Issuer").

        I, Per Höjgård the Chief Financial Officer of the Issuer, certify that:

            (i)  the Form 20-F fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

          (ii)  the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:	April 30, 2003.

/s/ PER HÖJGÅRD Name: Per Höjgård Title: Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Preem Holdings AB (publ) (the "Company") and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION OF PERIODIC REPORT